VARIABLE ANNUITY APPLICATION                                                         CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                                                                     a CIGNA company
                                                                                     -----------------------------------------------

                                                                                     MAILING ADDRESS:
                                                                                     CIGNA INDIVIDUAL INSURANCE
                                                                                     VARIABLE PRODUCTS SERVICE CENTER, ROUTING S249
                                                                                     HARTFORD, CONNECTICUT 06152-2249
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1                        Owner or Joint Owner Name/Full Name of Trust or Trustee(s)
 OWNER/TRUST             ----------------------------------------------------------
 INFORMATION
                         -----------------------------------------------------------------------------------------------------------
                                        First                              Middle                             Last

                         -----------------------------------------------------------------------------------------------------------
                                        First                              Middle                             Last

                         -----------------------------------------------------------------------------------------------------------
                              Full Name of Trust/Trustee(s)                                              Date of Trust

                         -----------------------------------------------------------------------------------------------------------
                         Address
                         -----------------------------------------------------------------------------------------------------------
                                 Number                Street                   City                State               Zip Code

                         Date of Birth      /  /       SS#                      Sex  / /  M    Telephone (   )               (HOME)
                                       ------------      ---------------------                           -------------------------
                                       Mo. Day  Yr.        (or Tax Iden. #)         / /  F               (   )               (WORK)
                                                                                                    -------------------------
------------------------------------------------------------------------------------------------------------------------------------
2
a. ANNUITANT             a. Annuitant
                         -----------------------------------------------------------------------------------------------------------
                                        First                              Middle                             Last

                         Address
                         -----------------------------------------------------------------------------------------------------------
                                 Number                Street                   City                State               Zip Code

                         Date of Birth      /  /       SS#                      Sex  / /  M    Telephone (   )               (HOME)
                                       ------------      ---------------------                           -------------------------
                                       Mo. Day  Yr.        (or Tax Iden. #)         / /  F               (   )               (WORK)
                                                                                                         -------------------------

b. JOINT                 b. Joint Annuitant
   ANNUITANT             -----------------------------------------------------------------------------------------------------------
   (If applicable)                      First                              Middle                             Last
   (Annuitant/Joint
   Annuitant may not     Address
   be a corporation      -----------------------------------------------------------------------------------------------------------
   or trust)                     Number                Street                   City                State               Zip Code

                         Date of Birth      /  /       SS#                      Sex  / /  M    Telephone (   )               (HOME)
                                       ------------      ---------------------                           -------------------------
                                       Mo. Day  Yr.        (or Tax Iden. #)         / /  F               (   )               (WORK)
------------------------------------------------------------------------------------------------------------------------------------
3                        Primary Beneficiary(s) and relationship to Owner       Contingent Beneficiary(s) and relationship to Owner
 OWNER'S
 BENEFICIARY             --------------------------------------------------     ----------------------------------------------------
 DESIGNATION
                         --------------------------------------------------     ----------------------------------------------------

                         --------------------------------------------------     ----------------------------------------------------

                         --------------------------------------------------     ----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4
PREMIUM                  I.   Premium Payment          $                         (MAKE CHECK PAYABLE TO "CGLIC")
PAYMENT(S)                                              -------------------------

                         II.  Plan Type (CHECK ONE)         / /  QUALIFIED (IF QUALIFIED, PLEASE COMPLETE ADDENDUM TO APPLICATION -
                                                                            FORM B10243)
                                                            / /  NON-QUALIFIED

                         III. Does any portion of the payment represent after-tax dollars?
                                        / /  YES  / /  NO        IF YES, SPECIFY THE AMOUNT $
                                                                                             ---------------------------
------------------------------------------------------------------------------------------------------------------------------------
5                                         FIXED ACCOUNT GUARANTEED PERIODS - (SUB-ACCOUNTS)
PREMIUM
PAYMENT                  _____% 1 Year                                _____% 5 Years                          _____% 10 Years
ALLOCATION               _____% Years  (IF AVAILABLE FROM THE COMPANY)

(Allocation to any       VARIABLE ACCOUNT - SUB-ACCOUNTS (FUNDS)
one % line must be
1% or more.  Use         ALGER AMERICAN FUND                                    MFS VARIABLE INSURANCE TRUST
Whole percentages        ___% Alger American Growth Portfolio                   ___% MFS Total Return Series
only.  Must total        ___% Alger American Leveraged AllCap Portfolio         ___% MFS Utilities Series
100%.)                   ___% Alger American Midcap Growth Portfolio            ___% MFS Emerging Growth Series
                         ___% Alger American Small Capitalization Portfolio     ___% MFS Research Series
                                                                                ___% MFS Growth With Income Series
If DOLLAR COST
AVERAGING is             CIGNA VARIABLE PRODUCTS GROUP
employed, an             ___% CIGNA Money Market Fund                           NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
allocation must be                                                                        ("AMT")
made to the              FIDELITY VARIABLE INSURANCE PRODUCTS                   ___% AMT Partners Portfolio
/ / Fixed Account        ___% Fidelity VIP High Income Portfolio                ___% AMT Limited Maturity Bond Portfolio
OR THE                   ___% Fidelity VIP Equity-Income Portfolio
/ / CIGNA                ___% Fidelity VIP Overseas Portfolio                   OCC ACCUMULATION TRUST
Variable Products        ___% Fidelity VIPII Investment Grade Bonds Portfolio   ___% OCC Global Equity Portfolio
Money Market Fund        ___% Fidelity VIPII Contra Fund Portfolio              ___% OCC Managed Portfolio
(and the % allocation    ___% Fidelity VIPIII Growth Opportunities Portfolio    ___% OCC Small Cap Portfolio
must result in at least
$2,000 for the Fixed                            OTHER (IF AVAILABLE FROM THE COMPANY)
Account and $1,000 for                          ___% _________________________________
the Money Market Fund.                          ___% _________________________________
Please complete
Section 8.)
                  _____% TOTAL of percentages allocated to Fixed Account and/or Variable Account (MUST EQUAL 100%).
------------------------------------------------------------------------------------------------------------------------------------
6                        I(We) acknowledge that neither the Company nor any person authorized by the Company will be responsible
TELEPHONE                for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such
TRANSFER                 other person acted on telephone transfer instructions in good faith in reliance on this authorization.
AUTHORIZATION
                         Check here if you DO NOT wish to authorize telephone transfer instructions.     / /
                         Check here if you wish to authorize owner only telephone transfers.   / /
                         Check here if you wish to authorize owner and registered representative/agent to make telephone transfers.
                         / /
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
7                        The Annuity Date (INCOME PAYMENTS BEGIN ON THE FIRST DAY OF THE MONTH FOLLOWING THE ANNUITY DATE) must be
ANNUITY DATE             at least one month after the Date of Issue.  If no date is selected, the initial Annuity Date will be no later than the  Annuitant's (older Annuitant's, if Joint Annuitant) 90th birthday (FOR QUALIFIED PLANS, AGE
                         70 1/2).
                         Initial Annuity Date
                                             ----------------------------------------
                                                       MONTH             YEAR
------------------------------------------------------------------------------------------------------------------------------------
8                                      SELECT ONE TRANSFER OPTION ($100 MINIMUM PER TRANSFER):
DOLLAR COST AVERAGING
                         / /  $_____________ monthly        / /  $_____________ quarterly
(For Variable
Account only)            Each amount transferred is to be applied to the following Fund(s) in these percentages (USE WHOLE
                         PERCENTAGES ONLY.  TOTAL MUST EQUAL 100%.):

FOLLOW                   ALGER AMERICAN FUND                                    MFS VARIABLE INSURANCE TRUST
INSTRUCTIONS IN          ___% Alger American Growth Portfolio                   ___% MFS Total Return Series
SECTION 5 BEFORE         ___% Alger American Leveraged AllCap Portfolio         ___% MFS Utilities Series
COMPLETING THIS          ___% Alger American Midcap Growth Portfolio            ___% MFS Emerging Growth Series
SECTION.)                ___% Alger American Small Capitalization Portfolio     ___% MFS Research Series
                                                                                ___% MFS Growth With Income Series
                         CIGNA VARIABLE PRODUCTS GROUP
                         ___% CIGNA Money Market Fund                           NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                                                                            ("AMT")
                         FIDELITY VARIABLE INSURANCE PRODUCTS                   ___% AMT Partners Portfolio
                         ___% Fidelity VIP High Income Portfolio                ___% AMT Limited Maturity Bond Portfolio
                         ___% Fidelity VIP Equity-Income Portfolio
                         ___% Fidelity VIP Overseas Portfolio                   OCC ACCUMULATION TRUST
                         ___% Fidelity VIPII Investment Grade Bonds Portfolio   ___% OCC Global Equity Portfolio
                         ___% Fidelity VIPII Contra Fund Portfolio              ___% OCC Managed Portfolio
                         ___% Fidelity VIPIII Growth Opportunities Portfolio    ___% OCC Small Cap Portfolio

                                                OTHER (IF AVAILABLE FROM THE COMPANY)
                                                ___% _________________________________
                                                ___% _________________________________

                         _____% TOTAL of percentages allocated to Fixed Account and/or Variable Account (MUST EQUAL 100%).
------------------------------------------------------------------------------------------------------------------------------------
9                        Will the contract replace one or more existing annuity or life insurance contracts?    / /  YES    / /  NO
REPLACEMENT              IF YES, PLEASE PROVIDE COMPANY NAME, POLICY NUMBER AND AMOUNT IN SPECIAL REMARKS SECTION AND FOR NON-
                         QUALIFIED PLANS, COMPLETE THE FOLLOWING:

                         INDICATE COST BASIS:                            COST BASIS                           GAIN

                         PRE-TEFRA (PRIOR TO 8/13/82)
                                                                      -------------------------          -------------------------
                         POST-TEFRA (ON OR AFTER 8/13/82)
                                                                      -------------------------          -------------------------
------------------------------------------------------------------------------------------------------------------------------------
10
SPECIAL
REMARKS
------------------------------------------------------------------------------------------------------------------------------------
11
HOME OFFICE
CHANGES OR
CORRECTIONS
------------------------------------------------------------------------------------------------------------------------------------
12                       I(We) hereby certify that the answers to the above questions are true and correct to the best of my(our)
SIGNATURE(S)             knowledge and belief and agree that this application will be made a part of any contract issued by the
                         Company.  ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT
                         FORMULA THAT MAY INCREASE OR DECREASE THE VALUE OF ANY PARTIAL OR FULL SURRENDER MADE PRIOR TO THE END OF A
                         GUARANTEED PERIOD.  ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN BASED ON THE INVESTMENT
                         EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.  I(We)
                         acknowledge receipt of a current prospectus.  Please check here / / if you wish to receive a copy of the
                         Statement of Additional Information which supplements the information in the prospectus.  Under penalties of perjury, I (the Owner) certify that the above Social Security and Taxpayer Identification numbers are correct and that I am of legal age to enter into this agreement.

                         Signed at (City and State)                                              On      /     /
                                                   --------------------------------------------     ----- ----- -----
                                                                                                      MO   DAY   YEAR
                         ----------------------------------------------------------------------
                                         SIGNATURE(S) OF OWNER(S)
------------------------------------------------------------------------------------------------------------------------------------
13                       The Registered Representative hereby certifies that the contract   IS   IS NOT  intended to replace or
CERTIFICATION/           change any existing annuity or life insurance.
REPORT BY
REGISTERED               Print Name                                             Signature
REPRESENTA-                        ----------------------------------------              -------------------------------------------
TIVE/                    SS#                                                    Telephone
WITNESS                     -----------------------------------------------              -------------------------------------------
                         Rep. Code/Percentage              /              %     Field Office Code
                                             ------------------------------                      -----------------------------------
                                        --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

                         Print Name                                             Signature
                                   ----------------------------------------              -------------------------------------------
                         SS#                                                    Telephone
                            -----------------------------------------------              -------------------------------------------
                         Rep. Code/Percentage              /              %     Field Office Code
                                             ------------------------------                      -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
14                       Print Name                                             Telephone
BROKER/                            ----------------------------------------              -------------------------------------------
DEALER                   Address                                                Broker Code
INFORMATION                     -------------------------------------------                -----------------------------------------

                                                                                Field Office Code
                                -------------------------------------------                      -----------------------------------

                         Registered Representative Election (IF NO CHOICE IS ELECTED, THE COMPANY WILL DEFAULT TO AN OPTION PICKED
                         BY A BROKER/DEALER.)

                         A,        B,             C         Other
                                                                 -------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------